FIFTH AMENDMENT AND WAIVER
                      --------------------------

          FIFTH AMENDMENT AND WAIVER (this "Amendment"), dated as of
                                            ---------
July __, 1999, to the Amended and Restated Credit Agreement, dated as of March 10, 1998 (as previously amended, and as the same is being and may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PAMECO CORPORATION,
                        ----------------
a Georgia corporation (the "Company"), the lenders parties thereto
                            -------
(together with their respective successors and permitted assigns, the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, as agent for the Lenders (in such capacity, together with its successors and permitted assigns, the "Agent").
                                           -----

                         W I T N E S S E T H :
                         - - - - - - - - - -

          WHEREAS, the Company has requested that the Agent and the Lenders amend certain provisions of, and grant a certain waiver with respect to, the Credit Agreement upon the terms and subject to the conditions set forth herein; and

          WHEREAS, the Agent and the Lenders have agreed to such amendments and waiver only upon the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Terms defined in the Credit Agreement
               -------------
are used herein with the meanings set forth in the Credit Agreement unless otherwise defined herein.

          2.   Amendment of Credit Agreement.
               -----------------------------

               (a)  Amendment of Section 1.1.
                    ------------------------

               (i) The following text is hereby inserted into the definition of Consolidated EBITDA contained in
               Section 1.1 of the Credit Agreement immediately after clause (f) of such definition:

                    "plus (g) for the periods ending May 31, 1999
                     ----
                    through November 30, 2002, the vested amounts of "Restricted Stock" described in the Restricted Stock Award Agreement dated as of the 6th day of July, 1999 by and between Pameco Corporation, a Georgia corporation and James R. Balkcom, Jr.

          3.   Waiver.  The Agent and the Lenders hereby waive the
               ------
Event of Default arising under Sections 11(c) of the Credit Agreement caused solely by the Company's failure to comply with subsections (a),
(b), (d) and (e) of Schedule 10.8 to the Credit Agreement for the fiscal quarter ended May 31, 1999. The foregoing waivers are limited

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to the specific purpose for which they are granted and shall not be construed as a consent, waiver or other modification with respect to any other term, condition or other provisions of any Loan Document or any other Default or Event of Default now or hereafter existing.

          4.   Conditions to Effectiveness.  This Amendment shall
               ---------------------------
become effective (the actual date of such effectiveness, the "Fifth
                                                              -----
Amendment Effective Date") as of the date first above written when:
------------------------

               (a) This Amendment shall have been duly executed and delivered by each of the parties hereto.

               (b) The Acknowledgment and Consent dated as of the date hereof by the Company and Pameco Investment Company, Inc. shall have been duly executed and delivered by each of the parties thereto.

               (c) The Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Loan Party, dated as of the Fifth Amendment Effective Date, and certifying as to the incumbency and specimen signature of such Loan Party's officers executing this Amendment and all other documents required or necessary to be delivered hereunder or in connection herewith.

          5.   Company Representations and Warranties.  The Company
               --------------------------------------
represents and warrants that:

               (a) Each of this Amendment and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company.

               (b) Each of the representations and warranties set forth in Section 7 of the Credit Agreement are true and correct as of the Fifth Amendment Effective Date; provided that references in the Credit Agreement to this "Agreement" shall be deemed references to the Credit Agreement as amended to date and by this Amendment.

               (c) After giving effect to this Amendment, there does not exist any Default or Event of Default.

          6.   Continuing Effect.  Except as expressly waived hereby,
               -----------------
the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

          7.   Expenses.  The Company agrees to pay and reimburse the
               --------
Agent for all of its out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment, including the fees and expenses of counsel to the Agent.

                                     2

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          8.   Counterparts.  This Amendment may be executed on any
               ------------
number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          9.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY,
               -------------
AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                       [signature page follows]


                                     3

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          IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAMECO CORPORATION

                              By: /s/ J.R. Balkcom
                              Title: Chairman and CEO



                              GENERAL ELECTRIC CAPITAL CORPORATION, as
                              Agent and as a Lender


                              By: ________________________
                              Title:  Duly Authorized Signatory



                              WACHOVIA BANK, N.A.


                              By: ________________________
                              Title: ______________________



                              NATIONSBANK, N.A.


                              By: ________________________
                              Title: ______________________



                              SUNTRUST BANK, ATLANTA


                              By: ________________________
                              Title: ______________________




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                  ACKNOWLEDGMENT AND CONSENT

          ACKNOWLEDGMENT AND CONSENT (this "Acknowledgment and
                                            ------------------
Consent"), dated as of July __, 1999, to the documents listed on
-------
Schedule 1 hereto (the "Documents") made by each of the signatories
                        ---------
hereto (each a "Grantor"), in favor of GENERAL ELECTRIC CAPITAL
                -------
CORPORATION, a New York corporation, as agent (in such capacity, the "Agent") for the lenders (the "Lenders") from time to time parties to
 -----                         -------
the Amended and Restated Credit Agreement referred to below.


                          W I T N E S S E T H


          WHEREAS, Pameco Corporation (the "Company"), the Lenders and
                                            -------
the Agent entered into the Amended and Restated Credit Agreement dated as of March 10, 1998 (as previously amended, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Amended and Restated Credit Agreement"); and
                   -------------------------------------

          WHEREAS, to secure and guarantee the obligations of the Company under the Amended and Restated Credit Agreement, each Grantor entered into Documents to which it is a party; and

          WHEREAS, the Amended and Restated Credit Agreement was amended on the date hereof pursuant to the Fifth Amendment and Waiver, dated as of this date, among the Company, the Lenders and the Agent (the "Amendment"; the Amended and Restated Credit Agreement as amended
      ---------
by the Amendment, the "Amended Agreement"); and
                       -----------------

          WHEREAS, it is a condition precedent to the effectiveness of the Amendment that each Grantor execute and deliver this Acknowledgment and Consent to confirm that the security interests granted under the Documents secure the Obligations of the Company under the Amended Agreement;

          NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, each Grantor and the Agent hereby agree as follows:

          1.   Defined Terms.  Unless otherwise defined herein, terms
               -------------
which are defined in the Amended and Restated Credit Agreement and used herein are so used as so defined.

          2.   Representations and Warranties.  Each Grantor
               ------------------------------
represents and warrants that upon the execution and delivery of this Acknowledgment and Consent, the Documents, as acknowledged and consented to hereby, shall constitute a valid and continuing lien on and, to the extent provided therein, perfected security interest in, the collateral referred to in the Documents, as acknowledged and consented to hereby, in favor of the Agent for the ratable benefit of the Lenders.

          3.   Acknowledgment and Consent.  Each Grantor hereby:
               --------------------------


                                     5

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               (a)  acknowledges and consents to the execution,
     delivery and performance of (i) the Amendment and (ii) all of the documents and transactions contemplated thereby;

               (b) agrees that such execution, delivery and performance shall not in any way affect such Grantor's obligations under any Loan Document (as defined in the Amended Agreement) to which such Grantor is a party, which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim; and

               (c) grants to the Agent, for the ratable benefit of the Lenders, and pursuant to the terms and conditions of the Documents a continuing lien on and security interest in all collateral described in the Documents as security for the Obligations (as defined in the Amended Agreement).

          4.   Miscellaneous.
               -------------

               (a) This Acknowledgment and Consent may be executed in any number of separate counterparts, and all of said counterparts taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Acknowledgment and Consent by telecopy shall be effective as delivery of a manually executed counterpart of this Acknowledgment and Consent.

               (b) This Acknowledgment and Consent shall become effective when executed by each Grantor and the Agent.

               (c) THIS ACKNOWLEDGMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
     INTERNAL LAWS OF THE STATE OF NEW YORK.

                       [signature page follows]


                                     6

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          IN WITNESS WHEREOF, the parties hereto have caused this
Acknowledgment and Consent to be executed and delivered by their respective duly authorized officers as of the date first written above.


                              PAMECO CORPORATION


                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________



                              PAMECO INVESTMENT COMPANY, INC.


                              By: _____________________________

                              Name: __________________________

                              Title: ___________________________




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                                                         Schedule 1 to
                                                         -------------
                                            Acknowledgment and Consent
                                            --------------------------


                               DOCUMENTS

     The Company Security Agreement dated as of March 19, 1992 by
Pameco Corporation in favor of General Electric Capital Corporation, as Agent

     The Pledge Agreement dated as of April 29, 1996 by Pameco
Corporation in favor of General Electric Capital Corporation, as Agent

     The Intercreditor Agreement dated as of April 29, 1996 among
Pameco Corporation, Pameco Securitization Corporation, Redwood
Receivables Corporation and General Electric Capital Corporation

     The Pledge Agreement dated as of December 1, 1997 by Pameco
Corporation in favor of General Electric Capital Corporation, as Agent

     The Subsidiary Guarantee dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital
Corporation, as Agent

     The Subsidiary Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent

     The Trademark Security Agreement dated as of December 1, 1997 by Pameco Investment Company, Inc. in favor of General Electric Capital Corporation, as Agent